UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2012

Quanex Building Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-961-4600

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On Monday, December 17, 2012, Quanex Building Products Corporation (the "Company") issued a press release announcing its purchase of the assets of Alumco, Inc. and its subsidiaries in an all cash transaction. This purchase will not be deemed to involve a "significant amount of assets", as such phrase is defined in Instruction 4 to Item 2.01 of Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated December 17, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Building Products Corporation (Registrant)
December 18, 2012 (Date)	/s/ DEBORAH M. GADIN Deborah M. Gadin Vice President - Controller

Exhibit Index
99.1	Press release dated December 17, 2012